UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): Jan. 18, 2007 (Jan. 16, 2007)
Connecticut Water Service, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
860-669-8630

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: REVISED SETTLEMENT AGREEMENT
EX-99.2: FINAL DECISION OF THE CONNECTICUT DPUC
EX-99.3: PRESS RELEASE
EX-99.4: COMPANY STATEMENT

Item 8.01 Other Events
          As previously reported, on December 4, 2006, the Connecticut Water Company, the principal operating subsidiary of Connecticut Water Service, Inc. (collectively, the “Company”) entered into a settlement agreement with the Prosecutorial Staff of the DPUC and the Office of the Consumer Counsel of the State of Connecticut related to the Company’s July 2006 rate application with the Connecticut Department of Public Utility Control (the “DPUC”) to increase revenues $14.6 million by raising rates for customers of the Company’s Connecticut Water, Crystal and Unionville divisions.
          The Company entered into a revised settlement agreement with the Prosecutorial Staff of the DPUC and the Office of the Consumer Counsel of the State of Connecticut, dated December 20, 2006. A copy of the revised settlement agreement, as filed with the DPUC on December 20, 2006, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.
          On January 17, 2007, the Company announced that the DPUC has issued its final decision approving the Company’s rate application. A copy of the DPUC’s final decision, dated January 16, 2007, is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.
          The DPUC’s final decision approving the amended Settlement Agreement provides for a two step phase-in of higher rates over a 15 month period beginning in January 2007. The first step, effective January 1, 2007, will result in an increase of annual revenues of approximately $7.1 million over pre-rate case revenues of $49.1 million. The second step, effective April 1, 2008, will increase annual revenues by approximately $3.8 million and will provide for the recovery of costs associated with additional plant investments made during calendar 2007 in a limited reopener proceeding in January 2008.
          A copy of the Company’s press release dated January 17, 2007 is filed herewith as Exhibit 99.3 and is hereby incorporated herein by reference. The Company also distributed a statement dated January 16, 2007 concerning the DPUC’s final decision to local media outlets. A copy of the Company’s statement is filed herewith as Exhibit 99.4 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          The following are filed herewith as exhibits
          (c) Exhibits
99.1	Revised Settlement Agreement between the Company, Mary J. Healey, Office of Consumer Counsel of the State of Connecticut, and the Prosecutorial Staff of the DPUC, dated December 20, 2006.

99.2	Final Decision of the Connecticut DPUC, Docket No. 06-07-08, dated January 16, 2007.

99.3	Company press release, dated January 17, 2007.

99.4	Company statement, dated January 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation
Date: January 18, 2007	By:	/s/ David C. Benoit
		Name:	David C. Benoit
		Title:	Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Revised Settlement Agreement between the Company, Mary J. Healey, Office of Consumer Counsel of the State of Connecticut, and the Prosecutorial Staff of the DPUC, dated December 20, 2006.

99.2	Final Decision of the Connecticut DPUC, Docket No. 06-07-08, dated January 16, 2007.

99.3	Company press release, dated January 17, 2007.

99.4	Company statement, dated January 16, 2007.